UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017

RUBY TUESDAY, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-12454	63-0475239
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

333 East Broadway Avenue

Maryville, Tennessee 37804

(Address of Principal Executive Offices)

(865) 379-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 13, 2017, Ruby Tuesday, Inc., a Georgia corporation, (the “Company”), issued a press release announcing that the Company’s Board of Directors is exploring strategic alternatives in order to maximize shareholder value and position the business for long-term success. The Company announced that it has retained UBS as its financial advisor to assist in its evaluation. The Company further stated that it is in the beginning stage of the strategic and financial review, and no assurance can be given as to its outcome or timing. The Company does not intend to make any further public comment regarding the review until it has been completed.

Additionally, the Company announced preliminary financial results for the fiscal third quarter ended February 28, 2017.  A copy of the press release is attached hereto as Exhibit 99.1

Item 7.01	Regulation FD Disclosure

The information set forth under Item 2.02 above is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated March 13, 2017 (this press release is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2017

RUBY TUESDAY INC.

By:	/s/ Sue Briley
Sue Briley
Chief Financial Officer